Note 18 - Net Earnings Per Common Share	12 Months Ended
Dec. 31, 2024
Notes to Financial Statements
Earnings Per Share [Text Block]

18.         Net earnings per common share

Stock options were dilutive for the years ended December 31, 2024 and December 31, 2023.

Diluted EPS is calculated using the “if-converted” method of calculating earnings per share in relation to the Company’s 4.0% Convertible Senior Subordinated Notes due 2025 (the “Convertible Notes”) which were fully converted or redeemed by June 1, 2023. The “if-converted” method is used if the impact of the assumed conversion is dilutive. When dilutive, the interest charges (net of income tax) recorded in relation to the Convertible Notes prior to conversion or redemption is adjusted from the numerator and the additional shares issuable on conversion of the Convertible Notes for the portion of the period while they were outstanding are added to the denominator of the earnings per share calculation. The “if-converted” method was dilutive for the year ended December 31, 2023.

The following table reconciles the basic and diluted common shares outstanding:

	Year ended December 31,
	2024	2023

Net earnings attributable to Company	$161,725	$65,543
After-tax interest on Convertible Notes	-	(119)
Adjusted numerator under the "If-Converted" Method	$161,725	$65,424

Weighted average number of shares used in computing basic earnings per share	49,896,930	45,679,676
Assumed exercise of stock options acquired under the Treasury Stock Method	284,583	307,987
Conversion of Convertible Notes	-	285,911
Number of shares used in computing diluted earnings per share	50,181,513	46,273,574

On February 28, 2024, the Company issued 2,479,500 Subordinate Voting Shares for gross proceeds of $300,019. The total proceeds, net of commissions and fees, were recorded in common shares. The net proceeds were used to repay balances outstanding on the Revolving Credit Facility.